Federated Emerging Markets Equity Fund
A Portfolio of Federated Equity Funds
INSTITUTIONAL SHARES (TICKER FGLEX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2017
On May 19, 2017, the Board of Trustees (the “Board”) of Federated Equity Funds approved a Plan of Liquidation for Federated Emerging Markets Equity Fund (the “Fund”) pursuant to which the Fund will be liquidated on or about July 7, 2017 (the “Liquidation” or the “Liquidation Date”). In approving the Liquidation, the Board determined that the liquidation of the Fund is in the best interests of the Fund and its shareholders.
Accordingly the Adviser will begin positioning the portfolio of the Fund for liquidation, which may cause the Fund to deviate from its stated investment objective and strategies. It is anticipated that the Fund's portfolio will be positioned into cash on or some time prior to the Liquidation Date. Effective as of the close of business on June 23, 2017, the Fund will be closed to new investors and investments by existing shareholders.
Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed. Such redemption shall follow the procedures set forth in the Fund's Plan of Liquidation. Any income or net capital gains will be distributed to shareholders, if necessary, prior to the Liquidation.
Any time prior to the Liquidation Date, the shareholders of the Fund may redeem their shares of the Fund pursuant to the procedures set forth in the Fund's Prospectus. Shareholders may also exchange their shares of the Fund into shares of the same class of another Federated fund if the shareholder meets the eligibility criteria and investment minimum for the Federated fund for which the shareholder is exchanging.
If you are a taxable shareholder, the Liquidation of the Fund will be a recognition event. In addition, any income or capital gains distributed to shareholders prior to the Liquidation Date will also be subject to taxation. All investors should consult with their tax advisor regarding the tax consequences of this Liquidation.
May 26, 2017

Federated Emerging Markets Equity Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453845 (5/17)
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